
RUSH
TRUCK CENTERS
CNG | LNG

RUSH ENTERPRISES

May, 2018

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Disclosure/Safe Harbor

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

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Company Overview

- Full service solutions provider to commercial vehicle industry
- 6,900 dedicated employees
- $4.7 billion in revenue in 2017
- 32,756 trucks sold in 2017
- 4.5-6.6% U.S. Class 4-8 market share in 2017
- A and B common shares due to voting control requirements included in Peterbilt dealer agreements prior to IPO


RUSH ENTERPRISES

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Commercial Vehicle Market

- General economic confidence positively impacting truck sales and aftermarket services
  - Continued strength in vocational markets
  - Stable general freight environment
  - Over-the-road fleet market growing
- Used truck values have stabilized, increased used truck supply is coming
- Alternative fuel vehicles adoption rate slowed but remains long-term growth opportunity
- Credit availability is improving







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US Retail Truck Sales



350
300
250
200
150
100
50
Units ($000s)
Class 8
Class 4-7

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018E
Class 8	139	97	110	174	199	188	224	253	197	197	254
Class 4-7	173	111	118	146	164	180	200	218	226	242	247

Source: ACT Research

Rush Truck Centers

- Largest commercial vehicle dealer group in North America
- More than 110 locations in 22 states
- Class 3-8 truck sales, full range of aftermarket solutions
- Broad market segment coverage
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Leasing and rental
- Financial and insurance services
- Over 4 million square feet of premium facilities







Rush Truck Centers Network



Parts and Service Locations
International Dealerships
Peterbilt Dealerships

Solutions Network

- Capabilities for all makes and models
- Aftermarket parts
  - More than $210 million parts inventory
  - Proprietary Rig Tough truck parts
  - RushCare Rapid Parts call centers
- Service and body shop
  - 2,355 service bays; 2,693 technicians; 29 collision centers
  - Complete range of maintenance solutions
  - 467 mobile service units
  - 235 contract technicians in customer shops
  - RushCare service and technology solutions
  - CNG/LNG service capabilities







Natural Gas Sales and Service

- Natural gas-powered vehicles remain long-term growth opportunity
- Rush sales – more than 5,950 units since 2005
- Sales support
  - Green consultant
  - Sales specialists
- Parts and service support
  - Natural gas operations manager
  - 27 dedicated CNG locations
  - Natural gas service included in all new facility construction and expansion
  - Mobile service
  - 144 certified technicians
- Natural gas fuel system installation


CNG | LNG

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Momentum Fuel Technologies

- Innovative design and manufacturing
- Advanced safety features
- Installation expertise
- Nationwide service network
- Multiple configurations serving over-the-road, refuse, construction, beverage, bulk haul and transit




U.S. CLASS 8 NATURAL GAS ADOPTION RATES
% US Class 8 Sales
Units (000)
10
8
6
4
2
0
2012
2013
2014
2015
2016
2017
2018
2%
3%
4%
3%
3%
3%
3%

Source: ACT Research

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Absorption Performance

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Above 95% in recession due to efficient expense management
- Entered up cycle at 106%
- 121% overall in 2017



ABSORPTION RATIO*
120
100
80
106
96
106
114
116
114
118
116
112
121
8
9
10
11
12
13
14
15
16
17

*Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

Quality of Earnings



100
80
60
40
20
0
7.9%
2.7%
36.9%
52.5%
Peak
6.0%
2.9%
20.1%
71.0%
Trough
3.9%
4.1%
27.3%
64.7%
2006
2009
2017

Class 8 Units	290,000	97,000	197,000

2017 GP Margin Truck Sales 7.6% | Parts/Service 36.5% | Rental and Leasing 15.8%

Parts and Service Truck Sales Leasing & Rental Other

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Rush Annual Truck Sales



40,000
36,000
32,000
28,000
24,000
20,000
16,000
12,000
8,000
4,000
9,545
8,416
1,970
6,405
15,833
9,922
1,704
7,893
16,874
11,241
1,665
7,922
10,816
11,135
1,676
7,008
13,083
10,952
1,661
7,060
14,400
12,000
1,700
7,500
40%
34%
5%
21%
2013
2014
2015
2016
2017
2018E
Used
Light–duty
Medium–duty
Class 8

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Commercial Vehicle Franchises

- Peterbilt, Class 6-8 – 55 locations, 11 states
- International, Class 5-8 – 45 locations, 9 states
- Ford, Class 3-7 – 8 locations, 7 states
- Hino, Class 5-7 – 31 locations, 9 states
- Isuzu, Class 4-5 – 25 locations, 9 states
- Mitsubishi Fuso, Class 4-5 – 5 locations, 3 states
- Blue Bird – 18 locations, 1 state
- Collins – 24 locations, 1 state
- Elkhart – 17 locations, 1 state
- IC Bus – 33 locations, 7 states
- Jerr-Dan – 30 locations, 4 states
- PacLease – 30 locations, 10 states
- Idealease – 28 locations, 9 states

Rush Class 8 Customers

Rush 2017 US Class 8 market share – 6.6%

- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier



VOCATIONAL 40-45%
LARGE FLEETS 30-35%
OWNER-OPERATOR 10-15%
MID-SIZE FLEETS 15-20%

WERNER ENTERPRISES | Walmart | MARTEN | Stevens Transport
Celadon | ESTES | WM | OSHKOSH
Pilot Flying J | CEMEX | Schlumberger | FedEx

Rush Class 4-7 Customers

Rush 2017 US Class 4-7 market share – 4.5%

- Vocational and specialty markets
- Ready-to-roll inventory
- National fleet accounts
- Market tied closely to the general economy


PICK-UP/ DELIVERY 25%
LEASING/ RENTAL 20%
CONSTRUCTION/ LANDSCAPING 20%
TOWING/ RECOVERY 10%
FOOD/ BEVERAGE 15%
GOVERNMENT/ MUNICIPAL 10%

CANTEEN McCOY'S BUILDING SUPPLY PODS Portable On Demand Storage Nestlé Red Bull JERR-DAN

Rush Truck Leasing

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 66 locations including 4 captive shops
- 7,898 units in truck fleet; 1,225 units under contract maintenance
- Growing need by customers for outsourced maintenance


SALT LAKE CITY
IDEALEASE


LEASING AND RENTAL REVENUE
$ millions
$225
$205
$185
$165
$145
$125
$105
$85
$65
$45
$25
$130
$178
$200
$208
$217
$234
2013
2014
2015
2016
2017
2018E

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Strategic Growth Initiatives

- 2022 financial goals
  - $7.0 billion in annual revenue
  - 5% pretax profit margin
- Growth goals and opportunities
  - Grow parts revenue from $1 billion to $2 billion
  - Grow service and body shop revenue from $385 million to $540 million
  - Increase Momentum Fuel Technologies market share to 30%
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.2%
  - Increase RTL pretax margin to 4.6%
- Capital deployment
  - Disciplined investment in strategic growth
  - Consistent shareholder return program








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Company at a Glance

Rush Truck Centers
Rush Bus Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Truck Leasing
Rush Truck Insurance Services
Rig Tough Truck Parts
Rig Tough Used Trucks
Momentum Fuel Technologies
Custom Vehicle Solutions
Perfection Truck Parts & Equipment
Chrome Country
World Wide Tires


IDEALEASE
CHROME COUNTRY

Historical Results

$ in millions, except per share amounts	2014	2015	2016	2017	Three Months Ended 3/31/2017	Three Months Ended 3/31/2018
Revenue	$4,727.4	$4,979.7	$4,214.6	$4,713.9	$1,044.8	$1,240.8
Gross Profit	$756.0	$784.9	$718.0	$829.9	$187.9	$227.0
Gross Profit Margin	16.0%	15.8%	17.0%	17.6%	18.0%	18.3%
Adjusted EBIT (1)*	$133.2	$108.8	$76.0	$138.7	$22.7	$108.8
Adjusted EBIT Margin*	2.8%	2.2%	1.8%	2.9%	2.2%	8.8%
Net Income	$80.0	$66.1	$40.6	$172.1	$14.5	$21.0
Adjusted Net Income (1)*	$82.0	$66.1	$46.0	$89.3	$14.5	$28.7
EPS	$1.96	$1.61	$1.00	$4.20	$0.36	$0.51
Adjusted EPS (1)*	$2.01	$1.61	$1.13	$2.18	$0.36	$0.70

(1) Excludes a one-time charge related to impairment of the Company's aircraft in 2014; a one-time charge related to restructuring charges and real estate impairment in 2016; a one time benefit related to tax reform legislation in 2017; and a one-time charge related to impairment of the Company's ERP platform.

*Non-GAAP financial measure – see Appendix

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Adjusted Return on Invested Capital

$ in thousands	2014	2015	2016	2017	3/31/2017	3/31/2018
Total debt	$1,487,641	$1,586,278	$1,335,441	$1,473,230	$1,358,657	$1,481,023
Adjustments						
Debt related to lease and rental fleet	($539,426)	($603,894)	($579,819)	($598,512)	($568,347)	($583,906)
Floor plan notes payable	($845,977)	($854,758)	($646,945)	($778,561)	($684,595)	($805,531)
Adjusted total debt*	$102,238	$127,626	$108,677	$96,157	$105,715	$91,586
Cash and cash equivalents	($191,463)	($64,847)	($82,026)	($124,541)	($89,073)	($131,712)
Adjusted net (cash) debt*	($89,225)	$62,779	$26,651	($28,384)	$16,642	($40,126)
Shareholders' equity	$764,339	$844,897	$862,825	$1,040,373	$881,354	$1,031,669
Adjusted invested capital*	$675,114	$907,676	$889,476	$1,011,989	$897,996	$991,543
Adjusted return on invested capital (1)*	21.5%	13.7%	8.5%	14.6%	9.5%	11.0%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.

*Non-GAAP financial measure – see Appendix

Free Cash Flow

$ in thousands	2014	2015	2016	2017	Twelve Months Ended 3/31/2017	Twelve Months Ended 3/31/2018
Net cash provided by (used in) operations	$88,937	$227,250	$521,170	$152,737	$457,929	$232,876
Acquisition of property/equipment	($260,820)	($367,790)	($196,965)	($209,917)	($182,294)	($218,923)
Free cash flow*	($171,883)	($140,540)	$324,205	($57,180)	$275,635	$13,953
Adjustments:						
Draws (payments) on floor plan financing, net	$207,458	$31,568	($211,802)	$112,261	($165,722)	$84,753
Proceeds from lease/rental debt	$214,622	$162,497	$121,188	$152,562	$114,549	$159,144
Principal payments on lease/rental debt	($112,414)	($138,813)	($168,644)	($144,998)	($163,214)	($151,369)
Debt proceeds related to acquisitions	($43,317)	($5,645)	$0	$0	$0	$0
Non-maintenance capital expenditures	$63,256	$138,190	$45,003	$28,734	$41,538	$26,912
Adjusted free cash flow*	$157,722	$47,257	$109,950	$91,379	$102,786	$133,393

*Non-GAAP financial measure – see Appendix


RUSH
TRUCK CENTERS
CNG | LNG

RUSH ENTERPRISES

May, 2018

expect more.

Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

Appendix Reconciliation Adjusted Net income and EPS

In thousands, except per share amounts	2014	2015	2016	2017	Three Months Ended 3/31/2017	Three Months Ended 3/31/2018
Net Income	$79,957	$66,053	$40,582	$172,129	$14,479	$21,039
Adjustments						
Restructuring charges, net of tax			$5,425			
ERP platform write-off, net of tax						$7,671
Aircraft impairment charge, net of tax	$2,083					
Revaluation of deferred tax liabilities				($82,862)		
Adjusted Net Income*	$82,040	$66,053	$46,007	$89,267	$14,479	$28,710
Diluted shares outstanding EPS	40,894	41,093	40,603	40,980	40,701	41,092
EPS	$1.96	$1.61	$1.00	$4.20	$0.36	$0.51
Adjusted EPS*	$2.01	$1.61	$1.13	$2.18	$0.36	$0.70

*Non-GAAP financial measure

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Appendix Reconciliation Adjusted EBITDA and EBIT

$ in thousands	2014	2015	2016	2017	Three Months Ended 3/31/2017	Three Months Ended 3/31/2018
Net Income	$79,957	$66,053	$40,582	$172,129	$14,479	$21,039
Adjusted Net Income*	$82,040	$66,053	$46,007	$89,267	$14,479	$28,710
Provision for Income Taxes	$50,586	$41,750	$29,372	$47,132	$7,579	$7,044
Interest expense	$11,198	$13,473	$14,279	$12,310	$2,791	$4,306
Depreciation and amortization	$40,786	$43,859	$51,261	$50,069	$12,492	$22,908
Asset impairment charge, net of tax	($2,083)					($7,671)
(Gain) Loss on sales of assets	($151)	$544	($1,755)	$105	$163	$28
EBITDA*	$182,376	$165,679	$139,164	$198,883	$37,504	$55,325
Adjustment						
Interest expense associated with floor plan notes payable	($8,432)	($13,054)	($11,901)	($10,121)	($2,280)	($3,768)
Adjusted EBITDA*	$173,944	$152,625	$127,263	$188,762	$35,224	$51,557
Depreciation and amortization	($40,786)	($43,859)	($51,261)	($50,069)	($12,492)	($12,680)
Adjusted EBIT*	$133,158	$108,776	$76,002	$138,693	$22,732	$38,877

*Non-GAAP financial measure